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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                               ------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 12, 2003

                          UNITED INDUSTRIES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
         (State or other jurisdiction of incorporation or organization)


            333-76055                                43-1025604
            ---------                                ----------
     (Commission File Number)           (I.R.S. Employer Identification Number)

                                2150 SCHUETZ ROAD
                            ST. LOUIS, MISSOURI 63146
                            -------------------------
           (Address of principal executive offices including zip code)

                                 (314) 427-0780
                                 --------------
              (Registrant's telephone number, including area code)

                               8825 PAGE BOULEVARD
                            ST. LOUIS, MISSOURI 63114
                            -------------------------
          (Former name or former address, if changed since last report)

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ITEM 7.  EXHIBITS.

EXHIBIT
NUMBER           EXHIBIT DESCRIPTION
-------          -------------------
99.1             Press release dated February 12, 2003.

         -------------------------------------------------------------



ITEM 9. REGULATION FD DISCLOSURE.

On February 12, 2003, United Industries Corporation (the Company) issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2002. A copy of the press release is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, on the Company's conference call to discuss operating results held on February 13, 2003, the following information was provided:

     o Top-line sales growth for the Company is expected to be 4-5% during 2003;

     o The percentage of top-line sales growth in each of the lawn and garden and household segments is expected to be in the high single digits during 2003;

     o EBITDA (representing earnings before interest, income taxes, depreciation and amortization expense) growth is expected to be 10-12% during 2003;

     o   Acquisition activity is expected to be less in 2003 than in 2002;

     o Capital expenditures are expected to be approximately $10 million during 2003; and

     o Free cash flow is expected to be approximately $45-50 million during 2003 and excess cash will be utilized to reduce debt balances as required by the Company's indenture and may be used for opportunistic acquisitions.

CERTAIN STATEMENTS CONTAINED HEREIN, AND IN THE PRESS RELEASE FILED AS AN EXHIBIT TO THIS REPORT, MAY BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21G OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH INVOLVE RISKS AND UNCERTAINTIES. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT EXPECTATIONS OF THE COMPANY. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THESE STATEMENTS AS A RESULT OF CHANGES IN EXTERNAL COMPETITIVE MARKET FACTORS, UNANTICIPATED CHANGES IN THE FINANCIAL PERFORMANCE OF THE COMPANY OR ITS CUSTOMERS, THE COMPANY'S INDUSTRY OR THE ECONOMY IN GENERAL, AS WELL AS VARIOUS OTHER FACTORS DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES EXCHANGE COMMISSION, INCLUDING PUBLIC PERCEPTION REGARDING THE SAFETY OF OUR PRODUCTS AND WEATHER CONDITIONS. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS MADE BY OR ON ITS BEHALF, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United Industries Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNITED INDUSTRIES CORPORATION,
                                            Registrant
Dated: February 14, 2003
                                            By:    /s/ DANIEL J. JOHNSTON
                                                   ---------------------------
                                            Name:  Daniel J. Johnston
                                            Title: EXECUTIVE VICE PRESIDENT AND
                                                   CHIEF FINANCIAL OFFICER
                                                   (PRINCIPAL FINANCIAL OFFICER
                                                   AND PRINCIPAL ACCOUNTING
                                                   OFFICER)

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER           EXHIBIT DESCRIPTION
--------         -------------------
99.1             Press release dated February 12, 2003.